                                                                    EXHIBIT 10.7

                                     LEASE

          THIS LEASE ("Lease") is dated for reference purposes only as of May _, 1998 by and between Encina Properties, a California limited partnership ("Lessor") and Kana Communications, Inc., a California corporation ("Lessee"). Lessor and Lessee hereby agree as follows:

     1. HIRING: Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, on the terms and conditions set forth herein, the premises described in the following Schedule:

                                    SCHEDULE

          A. DESCRIPTION OF PREMISES: Two (2)-story building ("Building") located at 87 Encina Avenue, Palo Alto, California, consisting of approximately 15,600 square feet of space

          B.   TERM: Five (5) years, commencing on July 1, 1998, and ending at
                     --------------                ------------
          midnight on the date that is five (5) years after the Commencement
                                       -------------------------------------
          Date, or June 30,2003.
          ----------------------

          C.   BASE RENT: See Paragraph 2.A.

          Base Rent shall payable in equal monthly installments in the amounts set forth in Paragraph 2 in advance on the first (1st) day of each
                                                     -----------
          month, commencing on the Commencement Date and continuing on the same day of each month for the balance of the Term. Rent (as defined in Paragraph 2) shall be payable to Lessor at 1900 Embarcadero Road,
                                                     ----------------------
          Suite 200, Palo Alto, CA 94303 or at such other place as Lessor may
          ------------------------------
          designate in writing. Lessor acknowledges receipt of the following Base Rent for the first month of the Term upon execution of this
          Lease: $50,700.00.
                 ----------

          D.   SECURITY DEPOSIT: See Paragraph 3.

          E. USE OF PREMISES: General Office and all legally permitted ancillary uses.

          F. LESSEE IMPROVEMENTS ALLOWANCE TO BE PROVIDED BY LESSOR: See Paragraph 7.C.

          G.   LESSEE'S INSURANCE:

          Bodily Injury Liability and Property Damage Liability: $1,000,000 each occurrence; $3,000,000 aggregate. See also Paragraph 11.

          H.   TAXES:  See Paragraph 13.

          I. PARKING: All surface spaces, consisting of approximately 51 spaces.

          J.   BROKER:  Cornish & Carey Commercial, representing Lessor.
                        Colliers Parrish International, Inc., representing
                        Lessee.

     2.   TERM; RENT; ADDITIONAL RENT; OPTION TO EXTEND; EARLY ENTRY:

          A.   Term; Base Rent.  The term of this Lease ("Term") is specified in
               ---------------
the Schedule.  Lessee agrees to pay Base Rent during the Term as follows:

          Months              Base Rent

          1 - 12         $3.25 NNN per square foot, or $50,700.00 per month

          13 - 24        $3.35 NNN per square foot, or $52,260.00 per month

          25 - 36        $3.45 NNN per square foot, or $53,820.00 per month

          37 - 48        $3.55 NNN per square foot, or $55,380.00 per month

          49 - 60        $3.65 NNN per square foot, or $56,940.00 per month

          B.   Additional Rent. Beginning with the Commencement Date, Lessee
               ---------------
shall pay to Lessor as additional rent ("Additional Rent"), in addition to monthly Base Rent, the following:

               (i) All Taxes relating to the premises as set forth in Paragraph 13;

               (ii) All insurance premiums and deductibles relating to the premises, as set forth in Paragraph 11;

               (iii) All expenses for maintenance and repair of the Premises as set forth in Paragraph 8.B.; and

               (iv) All charges, costs and expenses which lessee is required to pay under this Lease, together with all interest and penalties, costs and expenses, including reasonable attorneys' fees and legal expenses, that may accrue with respect thereto in the event of Lessee's failure to pay such amounts, and all damages, reasonable costs and expenses which Lessor may incur by reason of default of Lessee or failure on Lessee's part to comply with the terms of this Lease. In the event of non-payment of Additional Rent, Lessor shall have the same rights and remedies with respect thereto that Lessor has for non-payment of Base Rent.

          The Additional Rent due hereunder shall be paid to Lessor as set forth in the pertinent provisions of this Lease or, if no time is set forth in such provisions, within twenty (20) days after receipt of Lessor's invoice therefor.

          As used herein, "month" shall mean a period beginning on the first
(1st) day of a calendar month and ending on the last day of that month. Monthly Base Rent and Additional Rent hereinafter sometimes collectively shall be referred to as "Rent". Rent for any period during the Term hereof which is for less than one month of the Term shall be a prorata portion of the monthly installment based on a 30-day month. Rent shall be payable to Lessor at the address set forth in the Schedule without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America.

          C.   Option to Extend.
               ----------------

               (i) Provided that Lessee shall not be in default hereunder, after expiration of any applicable cure period, either at the time of the exercise of the option referenced herein, or at the time that the Extension Term (as defined herein) would otherwise commence but for such default, Lessor hereby grants to Lessee one (1) option ("Option") to extend the Term of this Lease for an additional term of three (3) years ("Extension Term"), commencing when the original Term expires, upon the terms and conditions set forth in this Paragraph. Lessee may exercise the Option by giving Lessor written notice of its intention not less than one hundred eighty (180) days before the expiration of the original Term of this Lease.

               (ii) If the Option is exercised, the Base Rent for the premises during the Extension Term shall be one hundred percent of the fair market rental value (the "Fair Market Rent") for the premises as of the commencement date of the Extension Term, but in no event less than the Base Rent payable during the last year of the original Term. All other terms and conditions contained in this Lease shall remain in full force and effect and shall apply during the Extension Term, except that (i) Lessee shall have no further option to extend the Term, and (ii) Lessor shall not be obligated to provide any Lessee Improvements Allowance; and (iii) so long as Lessee is not in default, beyond applicable cure periods, upon the commencement of the Extension Term, Lessor shall return the Replacement LC (as defined below) to Lessee, and Lessee shall not be obligated to provide an LC for the Extension Term.

               (iii)  Fair Market Rent shall be determined as follows:

                      (A) The parties' written agreement within one hundred twenty (120) days after the date of Lessee's written notice of the exercise of the Option shall be a conclusive determination between the parties of the Fair Market Rent for the Extension Tenn.

                      (B) If the parties have not agreed in writing to a new Fair Market Rent on or before one hundred twenty (120) days after the date of Lessee's written notice of the exercise of the Option, Lessor and Lessee shall each appoint an appraiser and give written notice of the name and address of such appraiser to the other party. The two appraisers thus appointed shall, within twenty (20) days after appointment of the later of the two appraisers to be appointed, appoint a third appraiser and serve written notice of the name and address of such appraiser on Lessor and Lessee in the manner prescribed by this Lease for service of notice. All appraisers appointed under this Paragraph shall be, at the time of their appointment, members in good standing of the American Institute of Real Estate Appraisers with not less than five (5) years of commercial real estate appraisal experience.

                      (C) Within thirty (30) days after the appointment of the third appraiser, the three appraisers shall confer and each shall submit in writing to Lessor and Lessee his honest appraisal of the Fair Market Rent, exclusive of the improvements paid for by Lessee.

In making their determination, the appraisers shall consider (i) the absence of payment of any leasing commissions, and (ii) the lack of improvements required by Lessee upon renewal.

                      (D) The appraised Fair Market Rent agreed on in writing by any two of the three appointed appraisers shall be conclusive and binding on the parties, and shall establish the Fair Market Rent. Should no two of the three be able to agree on the Fair Market Rent, both the highest appraisal and the lowest appraisal submitted by any of the three appraisers shall be disregarded, and the remaining appraisal shall be binding and conclusive on the parties to this Lease and shall establish the Fair Market Rent for the premises for purposes of this Paragraph.

                      (E) If either party fails to appoint an appraiser as required by this Paragraph within fifteen (15) days after service on it of written demand to do so, the appraiser appointed by the other party shall act for both Lessor and Lessee. The decision in writing of such appraiser shall, in such event, be binding on both Lessor and Lessee and shall establish the Fair Market Rent for the premises for purposes of this Paragraph.

                      (F) If the two appraisers appointed respectively by Lessor and Lessee fail, for any reason, to appoint a third appraiser within the time required by this Paragraph, either party may petition the Superior Court for Santa Clara County to appoint this appraiser-

                      (G) The appraisers shall, in any event, provide their determination of Fair Market Rent in accordance with this Paragraph at least thirty (30) days before the commencement of the Extension Tenn.

                      (H) Lessor and Lessee shall each pay the fees and all expenses incurred by the appraiser appointed by each of them, and one-half of all expenses and the fee incurred by the third appraiser appointed pursuant to this Paragraph.

          D.   Right of Early Entry.  Lessee shall have the right, commencing on
               --------------------
June 1, 1998 and continuing through June 30, 1998, without any obligation to pay Base Rent under this Lease but subject to all other terms and conditions hereof (including, without limitation, the obligation to pay Additional Rent, to provide Lessor with certificates of insurance as required by Paragraph 11.A. hereof and to assume responsibility for the maintenance and repair of the premises as required by Paragraph 8 hereof), to enter the premises for the purpose of installing its equipment, data, telecommunications and cabling systems, furniture and trade fixtures, configuring its Lessee Improvements (as defined below) and commencing construction thereof. Lessee shall use good faith efforts to minimize interference with Lessor's performance of its obligations pursuant to 7.A. below; if Lessee's activities interfere with Lessor's work, Lessor shall notify Lessee in writing of the nature of the interference and Lessee promptly shall cease the activity until Lessor's completion of the work interfered with. As of June 1, 1998, Lessee shall be solely responsible for the cost, maintenance and repair of the security system serving the premises.

     3.   SECURITY DEPOSIT:

          A.   Cash Deposit. Upon the execution of this Lease, Lessee will pay
               ------------
to Lessor as a security deposit the sum of One Hundred Thirteen Thousand Eight Hundred Eighty and No/100 Dollars ($113,880.00 )("Cash Security Deposit"). The Cash Security Deposit shall be held by Lessor as a security deposit for the faithful performance by Lessee of all of the terms, covenants and conditions of this Lease to be kept and performed by Lessee.

          B.   Letter of Credit.  Also upon Sublessee's execution of this Lease,
               ----------------
Sublessee shall deliver to Lessor an unconditional, clean, irrevocable letter of credit in the amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), which letter of credit shall be issued by a money-center bank (a bank which accepts deposits, maintains accounts, has a local Silicon Valley office which will negotiate a letter of credit, and whose deposits are insured by the FDIC) reasonably acceptable to Lessor, shall be for a term continuing through the last day of the Term, and shall be in a form and content reasonably acceptable to Lessor. Such letter of credit, together with any other renewal or replacement letters of credit delivered or to be delivered by Lessee hereunder shall be referred to collectively herein as the "LC." Lessee shall pay all expenses, points and/or fees incurred by Lessee in obtaining the LC. The LC shall be held by Lessor as a security deposit for the faithful performance by Lessee of all of the terms, covenants and conditions of this Lease to be kept and performed by Lessee. The LC shall not be mortgaged, assigned or encumbered in any manner whatsoever by Lessee without Lessor's prior written consent.

          C.   Application of Cash Security Deposit and LC.  If Lessee defaults
               -------------------------------------------
(following any notice and applicable cure periods) with respect to any provision of this Lease, including, but not limited to, provisions relating to the payment of Rent, Lessor may, but shall not be required to, draw down upon all or any portion of the Cash Security Deposit or the LC for payment of any Rent or other sum in default, or for the payment of any out-of-pocket amount that Lessor may reasonably spend or may become obligated to spend by reason of Lessee's default or to compensate Lessor for any loss or damage which Lessor has suffered thereby. The use, application or retention of either the Cash Security Deposit or the Letter of Credit, or any portion thereof, by Lessor shall not prevent Lessor from exercising any other right or remedy provided by this Lease or by law, it being intended that Lessor shall not first be required to proceed against the Cash Security Deposit, and the Cash Security Deposit or the LC shall not operate as a limitation on any recovery to which Lessor otherwise may be entitled. If any portion of the Cash Security Deposit is used by Lessor, upon demand Lessee shall deposit cash with Lessor in an amount sufficient to restore the Cash Security Deposit to the amount required hereunder. If any portion of the LC is drawn upon, Lessee, within five (5) days after written demand therefor, shall either (i) deposit cash with Lessor (which cash shall be applied by Lessor to the Cash Security Deposit) in an amount sufficient to cause the sum of the additional cash and the LC to be equivalent to the amount of the LC required hereunder; or (ii) reinstate the LC to the amount required under this Lease, and if any portion of the LC again is used or applied, Lessee shall, within five (5) days after written demand therefor, deposit cash with Lessor (which cash shall be applied by Lessor to the Cash Security Deposit) in an amount sufficient to restore the total of the Cash Security Deposit and the LC to the amount required under this Lease. Lessee's failure to restore either the Cash Security Deposit or the LC as required hereunder shall be a default under this Lease.

          D.   Return of LC. Notwithstanding anything to the contrary contained
               ------------
in this Paragraph 3, so long as Lessee has not been in default, beyond applicable cure periods, prior to the date of Lessee's notice, if an initial public offering of Lessee's stock is made on any public stock exchange and Lessee's publicly traded stock has a market value of at least Twenty Million and No/100 Dollars ($20,000,000.00), as averaged over the last twenty-one (21) days of public trading of Lessee's common stock immediately prior to the date of Lessee's notice to Lessor, then effective as of the first day of the calendar month following the date of Lessee's notice, Lessor shall return the LC to Lessee.

          E.   Reduction in LC.  Subject to the provisions of Paragraph 3.D.
               ---------------
above, so long as Lessee has not been in default, beyond applicable cure periods, for the first twenty- four (24) months of the Term and has timely paid Base Rent for Month 25 of the Term, after receipt of written approval from Lessor, Lessee may apply to the issuing bank to amend the LC to reduce the amount thereof by Fifty Thousand and No/100 Dollars ($50,000.00), to Two Hundred Thousand and No/100 Dollars ($200,000.00). If Lessee has not been in default, beyond applicable cure periods, for (i) Months 25 through 36; and (ii) Months 37 through 48, respectively, and has paid Base Rent for Month 37 and Month 49, respectively, Lessee may apply to the issuing bank to amend the LC to reduce the then-applicable amount by an additional Fifty Thousand and No/ 100 Dollars for each twelve (12)- month period (i.e., to One Hundred Fifty Thousand and No/100
                                ----
Dollars ($150,000.00) for Months 37 through 48, and to One Hundred Thousand and No/100 Dollars ($100,000.00) for Months 49 through 60). Any replacement LC ("Replacement LC") shall be upon all of the terms and conditions set forth in this Paragraph except for the amounts thereof, which shall be as set forth herein. Lessor shall return the LC it then is holding to Lessee promptly after its receipt of the applicable Replacement LC from Lessee. If Lessee fails to provide the Replacement LC to Lessor, Lessor shall be under no obligation to return the original LC or any Replacement LC, as applicable, to Lessee, and the original LC shall remain in full force and effect until the expiration of the Term.

          F.   Procedure.  Except as otherwise provided herein, if Lessee shall
               ---------
pay all Rent and observe and perform all of the terms, covenants, and conditions of this Lease during the term and all extensions and renewals thereof, Lessor shall return the Cash Security Deposit to Lessee, without interest, and return the LC to Lessee, or so much of the Cash Security Deposit and the LC as is not required to cure any default of Lessee, within thirty (30) days after Lessee surrenders the premises in the condition required by this Lease.

     4. POSSESSION: If Lessor is unable to deliver possession of the premises to Lessee on June 1, 1998 for any reason whatsoever, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but Additional Rent shall abate until Lessor delivers possession of the premises to Lessee. Notwithstanding the foregoing, if Lessor is unable to deliver possession of the premises to Lessee by July 15, 1998, this Lease may be terminated by Lessee by written notice to Lessor at any time thereafter prior to the date possession is delivered to Lessee.

     5. USE: The premises shall be used for the purpose specified in the Schedule, and for no other purpose without the prior written consent of Lessor. Lessee shall abide by and promptly observe and comply with all laws, rules, regulations, ordinances and requirements of any governmental or quasi-governmental entity ("Laws") applicable to the use or occupancy of the premises, including any such Laws which require the installation of any improvements in the premises, whether or not such requirements would be required of any occupant of the premises, or are required because of the particular use of the premises to be made by Lessee. Lessor represents and warrants for the benefit of Lessee that, as of the date of Lessor's execution of this Lease, to the best of Lessor's actual acknowledge, the premises is in compliance with the Americans with Disabilities Act of 1990 ("ADA"). Notwithstanding anything to the contrary contained in this Paragraph, if any change in Laws (other than a change in the ADA, with which Lessee shall comply at its sole cost) requires the installation of capital improvements in the premises, Lessor shall pay the cost of such improvements and amortize them, with interest on the unamortized balance at the rate paid by Lessor on funds borrowed to finance such improvements (or, if Lessor finances such improvements out of Lessor's funds without borrowing, the rate that Lessor would have paid to borrow such funds) over such useful life as Lessor shall reasonably determine in accordance with generally accepted accounting principles, and Lessee shall pay as Additional Rent each month thereafter such monthly amortized cost falling due during the Term (as extended).

     6. ABANDONMENT: Lessee shall not abandon or vacate the premises for a period exceeding ten (10) consecutive business days, or surrender the premises during the term, and if Lessee does vacate or abandon the premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left on the premises shall be deemed to be abandoned at the option of Lessor.

     7.   CONDITION OF PREMISES; SURRENDER; LESSEE IMPROVEMENTS ALLOWANCE:

          A.   Condition of Premises.  No promise to alter, remodel, or improve
               ---------------------
the premises or the Building and no representation respecting the condition of the premises or the Building have been made by Lessor to Lessee except as expressly set forth in this Paragraph. Lessee acknowledges that Lessee is taking the premises in their then-existing, "as is" condition, without representation or warranty of any kind from Lessor. Notwithstanding the foregoing, Lessor, at no cost to Lessee, shall have completed the following by July 1, 1998 (subject to delays caused by weather and the ability to receive required materials and equipment: (i) premises front entry walls shall be repaired, marred or damaged ceiling tiles shall be replaced, all burned out or broken light bulbs and ballasts shall be replaced, and the premises shall be in broom clean condition;
(ii) the Building structure integrity shall be intact, in Lessor's reasonable estimation; (iii) the roof membrane shall be in watertight condition; (iv) the existing HVAC system shall have been serviced and repaired if required, and shall be in good working order; (v) all existing electrical and lighting systems and fixtures shall be in good working order; (vi) any existing fire protection system shall be in good working order; (vii) the existing plumbing system shall be in good working order; (viii) other existing interior fixtures shall be in good working order; (ix) the front flower garden shall be refreshed; (x) the fence surrounding the location of the former generator shall be removed; and
(xi) a new refrigerator or refrigerator/freezer, at Lessee's election, shall be installed. Lessor shall use good faith efforts to complete the foregoing, if delayed by weather or availability of equipment or materials, as quickly as is reasonably possible. Within a reasonable period after Lessee notifies Lessor that Lessee has completed its initial Lessee Improvements in the premises, Lessor shall have the premises windows washed, and shall patch and paint as necessary the premises walls. Lessee waives all right to make repairs at the expense of Lessor, or to deduct the cost thereof from Rent, and Lessee waives all rights under Sections 1941 and 1942 of the Civil Code of the State of California.

          B.   Surrender.  At the termination of this Lease by lapse of time or
               ---------
otherwise, Lessee shall surrender the premises, including all structural elements, building systems and mechanical systems, in as clean and good condition and repair as when Lessee took possession, ordinary wear and tear or loss by fire or other natural force excepted, failing which Lessor may restore the premises to such condition and Lessee shall pay the cost thereof to Lessor upon demand. The parties stipulate that the premises consist of the number of square feet of space identified in the Schedule. Lessee shall not remove any fixtures or leasehold improvements which have become an integral part of the premises, including an elevator, if installed by Lessee, without Lessor's prior written consent. Lessee shall repair any damage to the premises caused by removal of any property. All of such removal and restoration shall be accomplished at Lessee's expense on of before the expiration or earlier termination of this Lease.

          C.   Lessee Improvements Allowance.  Lessor shall provide Lessee with
               -----------------------------
an improvement allowance in an amount of up to and including Fifty Thousand and No/ I 00 Dollars ($50,000.00) ("Lessee Improvements Allowance") so that Lessee may install new carpet in the Premises and perform other improvements (collectively, "Lessee Improvements"), all of which shall be performed by Lessee after receipt of Lessor's prior written approval of Lessee's plans therefor, which shall not be unreasonably withheld or delayed, and otherwise in accordance with the provisions of Paragraph 8.A. below. Upon completion of Lessee's Improvements, Lessee shall submit to Lessor all invoices and other supporting documentation reasonably requested by Lessor evidencing the cost of the Improvements. Lessor shall provide the Lessee Improvements Allowance to Lessee by permitting Lessee to credit against the Base Rent due for January, 1999 the amount spent by Lessee in performing the Improvements, not to exceed the Lessee Improvements Allowance.

     8.   ALTERATIONS AND REPAIRS:

          A.   Alterations.  Lessee shall not make or permit to be made any
               -----------
alterations, additions, improvements, or changes in the premises without the prior written consent of Lessor, which consent Lessor shall not unreasonably withhold or delay, provided that Lessor may make such consent subject to reasonable conditions. The parties contemplate that Lessee will reconfigure and/or remove, at its sole cost and expense, some or all of the non-structural elements of the Building (i.e., certain existing half-height partitions and some
                          ----
or all of the mounted or hard wall partitions constituting private offices)(collectively, "Lessee Improvements"). Subject to obtaining Lessor's approval of Lessee's plans therefor, as provided above, Lessee shall be entitled to construct the Lessee Improvements so long as Lessee provides Lessor with reasonable insurance with respect to the construction thereof, employs a licensed general contractor and obtains all required permits from governmental authorities with jurisdiction over the premises, and so long as the alterations are performed in accordance with all applicable Law (including, without limitation, the Americans with Disabilities Act of 1990 ["ADA"]), using new equipment and materials of good quality. So long as the Lessee Improvements do not, in Lessor's reasonable estimation, diminish the quality or general design of the premises as its exists on the Commencement Date, Lessee shall not be obligated to remove the alterations and restore the premises to its condition existing prior to the installation of the alterations. With respect to any additional alterations installed by Lessee, at Lessee's request, Lessor shall notify Lessee in writing whether Lessor shall require that the Alterations be removed by Lessee upon the expiration or earlier termination of this Lease. All alterations (including the Lessee Improvements) installed by Lessee shall be at Lessee's sole cost and expense, and Lessee shall be solely responsible for the cost associated with constructing the alterations in compliance with applicable Law, including, without limitation, the ADA with respect thereto.

          B.   Maintenance and Repair Obligations.
               ----------------------------------

               (i)   Lessee's Obligations.  Except as expressly provided in this
                     --------------------
Paragraph 8.B., Lessee shall, at Lessee's own expense, keep the property upon which the premises is located and the entire premises, and all improvements thereon, including, without limitation, all landscaping and hardscaping, parking structure, building systems, roof membrane, fire protection and/or life safety systems, in good order, maintenance, condition and repair (including replacement of such items if necessary) during the Term (as it may be extended), including, without limitation, the replacement of all broken glass with glass of the same size and quality under the supervision and with the approval of Lessor. If Lessee does not make repairs or replacements promptly and adequately, Lessor may, but need not, make such repairs or replacements, and Lessee shall pay to Lessor upon demand the reasonable cost thereof, together with interest thereon at the maximum rate permitted by law from the date the cost was incurred through the date of payment to Lessor. Notwithstanding anything to the contrary contained in this Paragraph, with respect to capital expenditures associated with the roof, HVAC, repaving of the parking lot, replacement of landscaping and the painting of the exterior of the premises costing for any one expenditure in excess of Five Thousand and No/100 Dollars ($5,000.00), Lessor shall pay such expenditures and amortize them, with interest on the unamortized balance at the rate paid by Lessor on funds borrowed to finance such improvements (or, if Lessor finances such improvements out of Lessor's funds without borrowing, the rate that Lessor would have paid to borrow such funds) over such useful life as Lessor shall reasonably determine in accordance with generally accepted accounting principles, and Lessee shall pay as Additional Rent each month thereafter such monthly amortized cost falling due during the Term (as extended). Lessee shall pay for all such expenditures costing less than Five Thousand and No/100 Dollars ($5,000.00).

               (ii)  Lessor's Rights and Obligations.  At all times during the
                     -------------------------------
Term, at its sole cost and without right of reimbursement except as provided in this Paragraph, Lessor shall keep and maintain the exterior and structural walls, roof structure and foundations in good order, condition and repair. Any capital expenditure associated with the foundation or exterior and structural walls of the premises shall be solely at Lessor's cost unless the need for such expenditure is the result of any act or omission of Lessee, its agents, employees or contractors, or the result of any alteration to the premises made by Lessee, in which case Lessee shall be solely responsible for the costs therefor. At any time or times, Lessor, either voluntarily or pursuant to governmental requirement, may, at Lessor's own expense, make repairs, alterations, or improvements in or to the Building or any part thereof, including the premises, and, during such operations, Lessor may close entrances, doors, corridors, elevators, or other facilities, all without any liability to Lessee by reason of interference, inconvenience or annoyance; provided that

Lessee shall have access to the premises sufficient for conduct of Lessee's business. Except to the extent caused by the gross negligence or willful misconduct of Lessor, its agents, employees or contractors, Lessor shall not be liable to Lessee for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley, provided that Lessor makes a reasonable effort to minimize the disruption to Lessee's business. In the event Lessee requests that repairs, alterations, decorating or other work in the premises that are the obligation of Lessor hereunder be made during a period other than ordinary business hours, Lessee shall pay Lessor for overtime and other additional expenses incurred because of such request.

     9. LIENS: Lessee agrees to keep the premises and the property on which the premises are located free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee.

     10. INDEMNIFICATION: Lessee waives all claims against Lessor for damages to property, or to goods, wares, and merchandise stored in, upon, or about the premises, and for injuries to persons in, upon, or about the premises from any cause arising at any time, except as may be caused by the gross negligence or willful misconduct of Lessor, its agents, employees and contractors, and Lessee agrees to indemnify, defend, protect and hold Lessor exempt and harmless from and on account of any damage or injury to any person or property arising from the use of the premises by Lessee, the breach of any obligation of Lessee hereunder, the failure of Lessee to keep the premises in good condition as herein provided and the negligence or willful misconduct of Lessee, its agents, employees, contractors or invitees. Lessor shall not be liable to Lessee for any damage because of any act or negligence of any co-tenant or other occupant of the Building, or by any owner or occupant of adjoining or contiguous property, nor for overflow, breakage, or leakage of water, steam, gas or electricity from pipes, wires, or otherwise. Lessee shall pay for all damage to the premises and to the tenants and occupants thereof (if any) caused by the misuse or neglect of the premises by Lessee, its agents, employees, contractors or invitees.

     11.  INSURANCE:

          A.   Lessee's Insurance.  Lessee at Lessee's expense will provide and
               ------------------
keep in force during the Term of this Lease and for the benefit of Lessor and Lessee general liability insurance policies with a recognized casualty insurance company qualified to do business in California and reasonably acceptable to Lessor, protecting Lessor and Lessee against any and all liability occasioned by occurrence in amounts not less than that specified in the Schedule, and shall insure all Lessee Improvements, alterations installed by Lessee and the personal property, equipment and fixtures of Lessee with a policy of "all risk" or similar coverage, for the full replacement cost thereof. Lessee agrees to furnish certificates of insurance of all required policies to Lessor, and Lessor shall be named as an additional insured on each such policy.

          B.   Lessor's Insurance.  Lessor agrees during the Term to carry fire
               ------------------
and extended coverage insurance, including, at Lessor's election, damage from earthquake and/or flood, insuring Lessor's interest in the premises for the full replacement cost thereof, as well as comprehensive general liability insurance, or other comparable coverage insuring Lessor and such parties as Lessor shall elect, or be required, to provide such coverage. Lessor shall have no obligation to insure against loss by Lessee to Lessee's leasehold improvements (i.e., the Lessee
 ----

Improvements) or alterations, fixtures, furniture, or other personal property in or about the premises occurring from any cause whatsoever, and Lessee shall have no interest in the proceeds of any insurance carried by Lessor. Lessor shall have the right to carry any additional insurance as Lessor reasonably shall require, including, without limitation, business interruption insurance.

          C.   Payment by Lessee. Lessee shall reimburse to Lessor, within
               -----------------
thirty (30) days of receipt of Lessor's statement therefor, the cost of all insurance maintained by Lessor with respect to the premises. Lessee also shall be responsible for payment of all deductibles applicable to the insurance carried by Lessor.

     12. SUBROGATION: Lessor and Lessee hereby waive all rights of subrogation which their respective insurance carriers might have under all policies of insurance now existing or hereafter purchased during the Term by either Lessor or Lessee, insuring or covering the premises or any portion thereof, or Lessee's leasehold improvements, furniture, fixtures, personal property, business, or operations in, or about the premises. Lessor and Lessee shall inform the other if their respective insurers will not permit a waiver of subrogation rights as provided herein, and each shall cooperate to the fullest extent reasonably necessary to provide the other with equivalent protection.

     13. TAXES: Lessee shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed and which become payable during the Term hereof upon the premises and the real property upon which the premises is constructed, and any upon any improvements therein or thereon, and on Lessee's fixtures, furniture and personal property installed or located in the premises, including any leasehold improvements made by Lessee to the premises. Lessee shall be considered the owner during the Term of any leasehold improvements or alterations installed at Lessee's expense, and any such leasehold improvements and alterations may be assessed to Lessee for property tax purposes.

     14. SERVICES: Lessee shall separately contract for any and all utilities or services to be provided to the premises, and shall pay the cost thereof directly to the provider of such utilities or services. Lessor shall not be liable to Lessee or to any other party for any claim, injury, damage, rebate or charge of any kind whatsoever which may arise or accrue in case of the interruption of any supply of water, heat, electricity, elevator service, air conditioning, gas, compressed air, or refrigeration caused by any occurrence whatsoever, including, without limitation, by accident, failure of power supply, repairs, strikes, fire, flood, act of God, or on account of any defect of the Building or the premises, nor shall any such interruption be grounds for termination of this Lease.

     15. PARKING: Lessee shall be entitled to use the parking spaces specified in the Schedule.

     16. DESTRUCTION: In the event of a partial destruction of the premises or appurtenances during the Term from a cause which is insured under Lessor's fire and extended coverage insurance, Lessor shall forthwith repair the same, in a manner consistent with then- current Laws and regulations of state, county, federal, or municipal authorities, and following receipt of insurance proceeds sufficient for the all restoration work required to be performed by Lessor.
Such partial destruction shall not annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of Rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs interferes with the business carried on by Lessee in the premises. Provided Lessor proceeds with the repair of damage or destruction to the premises, Lessee shall pay to Lessor the deductible amount with respect to insurance maintained by Lessor for the premises.

          If the partial destruction is caused by a casualty which is not insured under Lessor's fire and extended covered insurance (or any other insurance maintained by the parties relating to the Premises) or if such repairs cannot be made in ninety (90) days, either Lessor or Lessee may terminate this Lease by giving written notice to the other party within thirty (30) days after the damage occurs. If the Lease is not terminated, Lessor shall make such repairs within a reasonable time with this Lease continuing in full force and effect, and the Rent shall be proportionately reduced while the repairs are being made.

          In the event the Building is destroyed to the extent of not less than 33 1/3% of the then-current replacement cost thereof, Lessor or Lessee may elect to terminate this Lease by giving written notice of termination to the other within thirty (30) days after such damage occurs, regardless of whether the premises are damaged, whether the partial destruction is caused by a casualty which is covered by insurance, or whether the repairs can be made within ninety
(90) days. A total destruction of the Building shall terminate this Lease (unless Lessee elects to have the premises repaired or rebuilt as provided herein). Except as expressly set forth herein, the provisions of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California hereby are waived by Lessee.

          In the event of termination of this Lease pursuant to any of the provisions of this Paragraph, Rent shall be apportioned on a per diem basis and shall be paid to the date of the casualty. In no event shall Lessor be liable to Lessee for any damages resulting to Lessee from the happening of such casualty or from the repairing or reconstruction of the premises or of the building, or from the termination of this Lease as herein provided, nor shall Lessee be relieved thereby or in any such event from Lessee's obligations hereunder except to the extent and upon the conditions expressly stated in this Paragraph.

          Notwithstanding the foregoing, if Lessor properly elects to terminate the Lease hereunder, Lessee may elect, by written notice to Lessor delivered within no more than thirty (30) days after Lessor's notice, to require the premises to be rebuilt, and require that all insurance proceeds actually received by Lessor in connection with such casualty be applied toward such repair or rebuilding, in which case Lessee shall deposit with Lessor, or otherwise demonstrate to the satisfaction of Lessor that Lessee has immediately available sufficient funds to complete any such restoration, and Lessee shall pay any and all amounts in excess of insurance proceeds actually received by Lessor, or paid by Lessor's insurance carrier, as required to complete restoration of the damage in question.

     17. EMINENT DOMAIN: If the whole or any substantial part of the premises or appurtenant real property shall be taken or condemned by any competent authority for any public use or purpose, the Term of this Lease shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose. Rent shall be apportioned as of the date of such termination. Lessee shall be entitled to receive any damages awarded by the condemning authority for (i) leasehold improvements installed at Lessee's expense; and (ii) relocation costs and moving expenses. Lessor also shall permit Lessee to participate in any such condemnation proceedings. The entire balance of the award shall be the property of Lessor.

     18. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this Lease, or any interest herein, and shall not sublet the premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the premises, or any portion thereof, without the prior written consent of Lessor, and a consent to one assignment, subletting, occupation, or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by any other person. Any such assignment or subletting without such consent shall be void, and shall, at the option of Lessor, terminate this Lease. Any transfer or assignment of this Lease without the written consent of Lessor shall make this Lease voidable at the option of Lessor.

          Lessor will not unreasonably withhold, condition or delay its consent to an assignment or subletting by Lessee, provided that (a) the assignee or Lessee is financially responsible and proposes to use the premises for the same purpose or a purpose which is permitted by applicable zoning ordinances and regulations; (b) the proposed use is not injurious to the premises and will not disturb other tenants of Lessor in the building (if any) or the immediate vicinity; and (c) the assignee or Lessee executes and delivers to Lessor a written assumption of this Lease in form acceptable to Lessor. Lessor shall use its reasonable good faith efforts to respond to a request for consent to an assignment or subletting with fifteen (I 5) days (but Lessor shall respond in any event not later than thirty (30) days) after receipt of Lessee's written request for such consent, which request shall be accompanied by all information reasonably required by Lessor to evaluate the proposed transfer.

          Every assignment or sublease shall recite that it is and shall be subject and subordinate to the provisions of this Lease, and that the termination of this Lease shall constitute a termination of every such assignment or Lease. The Option to renew the Term of this Lease granted to Lessee may be assigned to any Permitted Transferee, as defined below.

          Provided that Lessee is not a publicly-traded company, the transfer by Lessee of fifty percent (50%) or more of the capital stock or other ownership interest of Lessee shall constitute an assignment of this Lease, and such assignment shall require the consent of Lessor as set forth herein. Notwithstanding any other provision hereof, provided that Lessee is not then in default hereunder, Lessee may, without Lessor's consent, assign this Lease to an entity controlling, controlled by or under common control with Lessee, or any entity resulting from a merger with Lessee, provided that the net worth of the entity to whom this Lease is assigned shall have a net worth, determined in accordance with generally accepted accounting principles, that is at least equal to the greater of (i) the net worth of Lessee as of the date hereof, or (ii) the net worth of Lessee immediately preceding the transfer in question. Nothing herein shall waive or diminish the requirement that the approval of Lessor be obtained for any other assignment or sublease of the Premises.

          Lessee shall pay Lessor as Additional Rent hereunder a reasonable attorneys' and administrative fee for costs actually incurred in connection with evaluating any request for consent to an assignment or sublease.

          If for any proposed assignment or sublease Lessee receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the Rent called for hereunder, or, in case of the sublease of a portion of the premises in excess of such Rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Lessee shall pay to Lessor as Additional Rent hereunder fifty percent (50%)of the excess of each such payment of Rent or other consideration received (after Lessee has deducted therefrom its reasonable brokerage commissions, the unamortized cost to Lessee of any alterations or improvements made by Lessee to the premises prior to the date of the transfer and legal fees incurred to effect the assignment or sublease) by Lessee promptly after its receipt.

     19. SUBORDINATION: The rights of Lessee under this Lease shall be and they are subject and subordinate at all times to the lien of any mortgage or deed of trust now or hereafter in force against the premises and the real property upon which the premises is located, and to all advances made or hereafter to be made upon the security thereof, and Lessee shall execute such further instruments subordinating this Lease to the lien of any such encumbrance, as shall be requested by Lessor, provided the holder of any such future encumbrance agrees in writing to recognize Lessee's interest hereunder if Lessee is not then in default. Lessee's failure to comply with the provisions of this Paragraph within ten (10) business days after receipt of any request for execution shall be deemed an incurable default hereunder.

          If any mortgagee or beneficiary elects to have this Lease superior to its mortgage or deed of trust and gives notice of such fact to Lessee, then this Lease shall be deemed superior to the lien of any such encumbrance, whether this Lease or a memorandum thereof is dated or recorded before or after said encumbrance.

     20. SIGNS: Lessee shall not place any signs, lettering, marks, photographs, or any other material whatsoever on the exterior of the doors, windows, or any other place, on or about the premises, the building, or its appurtenances, without Lessor's prior written approval, which approval will not be unreasonably withheld or delayed, of the size, style, design, color, materials, manner of applying or fastening, and location thereof. Any signage installed by Lessee shall be at Lessee sole cost and expense and in accordance with all rules, ordinances, laws and regulations imposed by the governmental authority with jurisdiction over the premises.

     21. REMEDIES: If (i) Lessee fails to make any payment of any sum due under this Lease for five (5) days after notice from Lessor, or (ii) Lessee fails to perform any other obligation of Lessee under this Lease for thirty (30) days after notice from Lessor, or such longer period of time as is reasonably required to perform the obligation in question, provided that Lessee has commenced such cure and is using its best efforts to perform such obligation, or
(iii) Lessee's interest herein, or any part thereof, is assigned or transferred, either voluntarily or by operation of law (except as expressly permitted by other provisions of this Lease), including, without limitation, the filing of a petition by or against Lessee (the cure period for which filing shall be sixty
(60) days), or (iv) any member of Lessee if Lessee is a partnership or joint venture under any insolvency or bankruptcy laws, or (v) Lessee makes a general assignment for the benefit of its creditors, then, in any of such events, Lessor may, at its option, elect the remedies specified in either subparagraph (a) or
(b) below.

          (a) Lessor may repossess the premises and remove all persons and property therefrom. If Lessor repossesses the premises because of a breach of this Lease, this Lease shall terminate and Lessor may recover from Lessee:

               (1) the worth at the time of award of the unpaid rent which had been earned at the time of termination;

               (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned, after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

               (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; and

               (4) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. As used in (1) and (2) above, the "worth at the time of award" is computed by allowing interest at the rate of the discount rate of the Federal Reserve Bank of San Francisco plus five (5%) percent per annum. As used in (3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (b) If Lessor does not repossess the premises, then this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all of its rights and remedies under this Lease, including the right to recover the rent and other sums due from Lessee hereunder. For the purposes of this Paragraph 2 1, there shall be no termination of this Lease as a result of the acts of Lessor, unless Lessor so notifies Lessee in writing, and the following do not constitute a termination of Lessee's right to possession:

               (1) acts of maintenance or preservation by Lessor or efforts by Lessor to relet the premises; or

               (2) the appointment of a receiver by Lessor to protect Lessor's interests under this Lease.

     22. REMOVAL OF PROPERTY: In the event of a default by Lessee, beyond applicable cure periods, Lessor may enter upon the premises, in the event of default by Lessee in the payment of any Rent herein reserved, or in the performance of any term, covenant or condition herein contained to be kept or performed by Lessee, and to remove any and all furniture and personal property whatsoever situated upon the premises, and to place such property in storage for the account of and at the expense of Lessee. In the event that Lessee shall not pay the cost of storing any such property after the property has been stored for a period of ninety (90) days or more, Lessor may sell any or all of such property, at public or private sale, in such manner and at such times and places as Lessor in its sole discretion may deem proper, without notice to Lessee or any demand upon Lessee for the payment of any part of such charges or the removal of any of such property, and shall apply the proceeds of such sale first to the cost and expenses of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Lessor from Lessee under any of the terms hereof, and fourth, the balance, if any, to Lessee.

     23. SURRENDER: The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof shall not work a merger, and shall, at the option of Lessor, terminate all or any existing leases or subtenancies, or may, at the option of Lessor, operate as an assignment to Lessor of any or all such leases or subtenancies.

     24. TRANSFER OF SECURITY: Lessor may transfer or deliver any security given by Lessee to secure the faithful performance of any of the covenants of this Lease to the purchaser or successor of Lessor's interest in the premises, and thereupon Lessor shall be discharged from any further liability in reference thereto.

     25. WAIVER: The waiver by Lessor or Lessee of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of Rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant, or condition of this Lease, other than the failure of Lessee to pay the particular Rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such Rent.

     26. HOLDING OVER: Any holding over after the expiration of the Term, with the consent of Lessor, shall be construed to be a tenancy from month-to-month on the same terms and conditions specified herein so far as applicable, except that the Base Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the amount payable during the last month of the Term hereof. Lessee shall indemnify, protect, defend and hold Lessor harmless from any and all damages, liabilities, costs and expenses arising in connection with its failure to timely surrender the premises in the condition required by this Lease, including, without limitation, any claim made by any succeeding Lessee founded on or resulting from such failure to surrender, together with reasonable attorneys' fees and costs.

     27. RIGHT OF ENTRY: Lessor and its agents may enter the premises at any reasonable time to inspect the premises or to perform the obligations of Lessor. Except in the case of an emergency, in which case no notice shall be required, Lessor shall reasonable prior notice of entry, and shall comply with Lessee's reasonable security regulations. Any entry into the Premises or portions thereof by Lessor in accordance with this Paragraph shall not under any circumstances be construed to be or to be a forcible or unlawful entry into, or a detainer of, the premises, or an eviction, actual or constructive, of Lessee from the premises or any portion thereof

     28. ATTORNEYS' FEES: If any action at law or in equity shall be brought to recover any Rent under this Lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants, agreements, or conditions of this Lease, or for the recovery of the possession of the premises, the prevailing party shall be entitled to recover from the other party as a part of the prevailing party's costs a reasonable attorneys' fee and all costs and expenses, the amount of which shall be fixed by the court and shall be made a part of any judgment rendered.

     29. NOTICES: All notices to be given to Lessee may be given in writing personally, by nationally recognized overnight courier or by depositing the same in the United States mail. postage prepaid, and addressed to Lessee at the premises, whether or not Lessee has departed from, abandoned, or vacated the premises. Notice to Lessor may be given in writing personally, by nationally recognized overnight courier or by depositing the same in the U.S. mail, postage prepaid, and addressed to Lessor at the address at which the Rent is paid.

     30. COMMISSION: Lessor and Lessee warrant to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease except for the Broker(s) specified in the Schedule, and that neither knows of any other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Lessor and Lessee shall each indemnify, defend, protect and hold harmless the other from any cost, expense or liability arising out of a claim for any compensation, commission or charges by any other realtor, broker or agent claiming by or through the indemnifying party with respect to this Lease.

     31. AUTHORITY: Each individual executing this Lease represents and warrants that he is authorized to bind the entity which he represents by the execution and delivery of this Lease. Lessee shall provide a resolution of the Board of Directors of Lessee authorizing the execution and delivery of this Lease authorizing the execution and delivery of the referenced guaranty. Upon ten (10) days prior written notice from Lessor, Lessee shall provide Lessor with Lessee's most recent and best available financial statements and, if available, financial statements of the preceding two (2) years, all prepared in accordance with generally accepted accounting principles consistently applied. Lessor shall keep all such financial statements confidential.

     32. GENERAL PROVISIONS: This Lease contains all of the terms, covenants, and conditions agreed to by Lessor and Lessee and it may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties to this Lease or their respective successors in interest.

          Each term and each provision of this Lease performable by Lessee shall be construed to be both a covenant and a condition.

          The covenants and conditions hereof, subject to the provisions as to subletting and assignment, shall apply to and bind the heirs, successors, executors, administrators, Lessees, and assigns of the parties.

          All persons who have signed this Lease shall be jointly and severally liable hereunder.

          When the context of this Lease requires, the masculine gender includes the feminine, a corporation, or a partnership, and the singular number includes the plural.

          The captions of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or simplify the terms and provisions of this Lease.

          This Lease shall be governed by and construed in accordance with the laws of the State of California.

          Time is of the essence as to all of the provisions of this Lease.

     33. RULES: The following rules and regulations relating to the safety, care, and cleanliness of the premises, and the preservation of good order thereon, are hereby expressly made a part hereof, and Lessee agrees to obey all such rules and regulations:

          A.   Peaceful Enjoyment.  Lessee, its employees and visitors shall not
               ------------------
interfere with the peaceful enjoyment of the premises by other lessees, if any, or those having business with them. Lessee shall not permit the placing of litter in or upon the building and grounds and shall not permit any animal, bicycle, motorcycle, or vehicle to be brought into or kept in the building.

          B.   Moving Heavy Objects. Lessee shall be responsible for repairing
               --------------------
any damage occasioned by the moving of freight, furniture, or other objects into, within, or out of the building, or the placing of any heavy objects of any nature in the premises.

          C.   Outside Storage.  No materials, supplies, equipment, finished
               ---------------
products, or semi-finished products, raw materials, or articles of any nature shall be stored upon or permitted to remain on any portion of the premises outside of the building constructed thereon, except in properly designated areas.

     34.  HAZARDOUS MATERIALS:

          A.   Definitions.
               -----------

                    (1) "Hazardous Materials" shall mean any substance: (i) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C.
(S)9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C.
        ------
(S)6901 et seq., or (ii) that is toxic, explosive, corrosive, flammable,
        ------
radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

                    (2) "Environmental Requirements" shall mean all present and future Laws, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

                    (3) "Handled by Lessee" and "Handling by Lessee" shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Lessee or its agents, employees, contractors, licensees, assignees, Lessees, transferees or representatives (collectively, "Representatives") or its guests, customers, invitees, or visitors (collectively, "Visitors"), at or about the premises in connection with or involving Hazardous Materials.

                    (4) "Environmental Losses" shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the premises or real property on which the premises is located ("property").

          B.   Lessee's Covenants. No Hazardous Materials shall be Handled by
               ------------------
Lessee at or about the premises or property without Lessor's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Lessor's requirements, all in Lessor's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies ("Permitted Hazardous Materials"), may be used and stored at the premises without Lessor's prior written consent, provided that Lessee's activities at or about the premises and property and the Handling by Lessee of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Lessee shall promptly remove from the premises and property all Hazardous Materials Handled by Lessee at the premises or the property. Lessee shall keep Lessor fully and promptly informed of all Handling by Lessee of Hazardous Materials other than Permitted Hazardous Materials. Lessee shall be responsible and liable for the compliance with all of the provisions of this Paragraph by all of Lessee's Representatives and Visitors, and all of Lessee's obligations under this Paragraph (including its indemnification obligations under subparagraph E below) shall survive the expiration or termination of this Lease.

          C.   Compliance. Lessee shall at Lessee's expense promptly take all
               ----------
actions required by any governmental agency or entity in connection with or as a result of the Handling by Lessee of Hazardous Materials at or about the premises or property, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Lessee of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other lessees' quiet enjoyment of the premises or Lessor's use, operation, leasing and sale of the premises. Lessee shall deliver to Lessor prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Lessee of Hazardous Materials at or about the premises or property. If any lien attaches to the premises or the property in connection with or as a result of the Handling by Lessee of Hazardous Materials, and Lessee does not cause the same to be released, by payment, bonding or otherwise, within twenty (20) days after the attachment thereof, Lessor shall have the right but not the obligation to cause

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

the same to be released and any sums expended by Lessor (plus Lessor's administrative costs) in connection therewith shall be payable by Lessee on demand.

          D.   Lessor's Rights. Lessor shall have the right, but not the
               ---------------
obligation, to enter the premises at any reasonable time, upon reasonable notice (and without any notice requirement for any emergency) (i) to confirm Lessee's compliance with the provisions of this Paragraph 34, and (ii) to perform Lessee's obligations under this Paragraph if Lessee has failed to do so after reasonable notice to Lessee. Lessor shall also have the right to engage qualified Hazardous Materials consultants to inspect the premises and review the Handling by Lessee of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Lessee shall pay to Lessor on demand the costs of Lessor's consultants' fees and all costs incurred by Lessor in performing Lessee's obligations under this Paragraph. Lessor shall use reasonable efforts to minimize any interference with Lessee's business caused by Lessor's entry into the premises, but Lessor shall not be responsible for any interference caused thereby.

          E.   Lessee's Indemnification. Lessee agrees to indemnify, defend,
               ------------------------
protect and hold harmless Lessor and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys', experts' and consultants' fees and costs, incurred at any time and arising from or in connection with the Handling by Lessee of Hazardous Materials at or about the premises or Lessee's failure to comply in full with all Environmental Requirements with respect to the premises.

          F.   Lessor's Responsibilities. Lessor hereby represents and warrants
               -------------------------
to Lessee that, to the best of Lessor's actual knowledge: (i) the premises and the property as of the Commencement Date are in compliance with all Environmental Requirements; and (ii) any handling, transportation, storage, treatment, disposal, release or use of Hazardous Materials that has occurred on or about the premises and the property prior to the Commencement Date has been in compliance with all Environmental Requirements. Lessor further represents and warrants that, to the best of Lessor's actual knowledge, no litigation has been brought or threatened, nor any settlements reached with any governmental or private party, concerning the actual or alleged presence of Hazardous Materials on or about the premises or the property, nor has Lessor received written notice of any violation of Environmental Requirements, pending claims or pending investigations with respect to the presence of Hazardous Materials on or about the premises or the property. Lessee shall not be responsible for any costs or expenses arising out of the need to remediate, remove or otherwise clean up any Hazardous Materials existing on, in or under the premises or the property as of the Commencement Date. Lessor shall not use the premises or the property for any activities involving the use, generation, handling, release, threatened release, treatment, storage, discharge, disposal or transportation of any Hazardous Materials, except in such quantity or concentration that is customarily used, stored or disposed in the ordinary course of the business so long as such activity duly complies with applicable Laws and good business practice. If Lessor violates the foregoing covenant resulting in an Environmental Claim (as hereinafter defined) with respect to the premises, then Lessor agrees to (a) notify Lessee immediately of any such Environmental Claim and (b) clean up any contamination in full compliance with all applicable Laws. "Environmental Claim" means any

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

claim, demand, action, cause of action, suit, damage, punitive damage, fine, penalty, expense, liability, criminal liability, judgment, or governmental investigation relating to remediation or compliance with requirements of Laws covering Hazardous Materials. The term "Environmental Claim" also includes any costs incurred in responding to efforts to require remediation and any claim based upon any asserted or actual breach or violation of any requirements of any Laws covering Hazardous Materials.

          G.   Third Parties. Except as provided in the immediately preceding
               -------------
subparagraph G, if any third party (other than Lessor or its representatives, or Lessee or its representatives) places Hazardous Materials on the premises or the property on or after the Commencement Date, then Lessor shall have the right to recover the costs of remediation and removal from Lessee as Additional Rent.

     35. SEWER LINE INSTALLATION: Lessee acknowledges that the Palo Alto Medical Foundation intends to take a sewer line through the parking lot for the Premises. Lessor shall use reasonable good faith efforts to work with the Foundation and the City of Palo Alto to (i) have the installation of the sewer line completed by July 1, 1998; and (ii) minimize interference with Lessee's use of the parking lot and the premises until the installation has been completed.

          IN WITNESS WHEREOF, this Lease is executed as of the later of the dates set forth below.

LESSOR:                                      LESSEE:

ENCINA PROPERTIES, a California limited      KANA COMMUNICATIONS, INC., a
partnership                                  California corporation


By:  /s/ Al Hoover                           By:  /s/ MARK S.GAINEY
     -----------------------------------          --------------------------------------
Its: General Partner                         Its: President and CEO
                                                  --------------------------------------

                                             By:  /s/ JOSEPH D. McCARTHY
                                                  --------------------------------------
                                             Its: Director of Finance and Operations
                                                  --------------------------------------

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